FIRST FUNDS

U.S. Treasury Money Market Portfolio

U.S. Government Money Market Portfolio

Municipal Money Market Portfolio

Cash Reserve Portfolio

SUPPLEMENT DATED APRIL 23, 2002 TO THE OCTOBER 29, 2001 PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

This supplement provides new information beyond that contained in the Prospectus and Statement of Additional Information ("SAI"), and should be read in conjunction with such Prospectus and SAI.

Effective as of March 22, 2002, the U.S. Treasury Money Market Portfolio (the "Portfolio") will cease the public offering of its shares and shall not engage in any business activities, except for the purpose of preparing to wind up, and winding up, its business and affairs, taking reasonable steps to preserve the value of the Portfolio's assets, and distributing the Portfolio's assets to shareholders in accordance with the Plan of Liquidation and Termination, provided, however, that the Portfolio may continue to carry on its activities as a series investment company, as described in its current Prospectus, with regard to existing shareholders and assets, until final distribution to shareholders.